THE MORTGAGE POOL

General

            The mortgage pool will consist of one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The mortgage loans will have original terms to maturity of not greater than 30 years.

            The company will convey the mortgage loans to the trust on the Closing Date pursuant to the Trust Agreement. The Seller will make certain representations and warranties with respect to the mortgage loans in the Mortgage Loan Sale and Contribution Agreement. These representations and warranties will be assigned to the indenture trustee for the benefit of the Bondholders and the Bond Insurer. As more particularly described in the prospectus, the Seller will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, as well as in connection with an omission or defect in respect of certain constituent documents required to be delivered with respect to the mortgage loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the interests of the Bondholders or the Bond Insurer. See "The Mortgage Pools--Representations by Sellers" in the prospectus.

            The mortgage loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described in this prospectus supplement. See "--Underwriting Standards" Below.

            Substantially all of the mortgage loans will initially be subserviced by Wendover Funding, Inc. The subservicing with respect to such mortgage loans will be transferred to Countrywide Home Loans Servicing LP, or an affiliate thereof, on or about September 1, 2003. See "Description of the Servicing Agreement--The Subservicers" in this prospectus supplement.

            None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

            Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each mortgage loan is generally assumable in accordance with the terms of the related mortgage note.

            Each mortgage loan is required to be covered by a standard hazard insurance policy. See "Primary Mortgage Insurance, Hazard Insurance; Claims Thereunder--Insurance Policies" in the prospectus.

Mortgage Rate Adjustment

            The mortgage rate on each mortgage loan will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years, five years or seven years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one-eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

            The mortgage rate on all of the mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

            Substantially all of the mortgage loans have not reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

Index on the Mortgage Loans

            The index applicable to the determination of the mortgage rate on all of the mortgage loans is the average of the interbank offered rates for six-month United States dollar deposits in the London market as published by Fannie Mae or The Wall Street Journal and, in most cases, as most recently available as of the first business day of the month preceding such adjustment date, or Six-Month LIBOR.

            The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from Fannie Mae. The rates are determined from information that is available as of 11:00 a.m. (London time) on the second to last business day of each month. Such average rates may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of Six-Month LIBOR published by Fannie Mae, or published on a different reference date would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of Six-Month LIBOR (as published by Fannie Mae). No assurance can be given as to the level of Six-Month LIBOR on any adjustment date or during the life of any mortgage loan based on Six-Month LIBOR.

                                 Six-Month LIBOR

Month                           1996       1997        1998       1999         2000      2001       2002          2003
-----                           ----       ----        ----       ----         ----      ----       ----          ----
January...............          5.34%      5.71%       5.75%      5.04%        6.23%     5.36%      1.99%         1.35%
February..............          5.29       5.68        5.78       5.17         6.32      4.96       2.06          1.34
March.................          5.52       5.96        5.80       5.08         6.53      4.71       2.33          1.26
April.................          5.42       6.08        5.87       5.08         6.61      4.23       2.10          1.29
May...................          5.64       6.01        5.81       5.19         7.06      3.91       2.09          1.22
June..................          5.84       5.94        5.87       5.62         7.01      3.83       1.95
July..................          5.92       5.83        5.82       5.65         6.88      3.70       1.86
August................          5.74       5.86        5.69       5.90         6.83      3.48       1.82
September.............          5.75       5.85        5.36       5.96         6.76      2.53       1.75
October...............          5.58       5.81        5.13       6.13         6.72      2.17       1.62
November..............          5.55       6.04        5.28       6.04         6.68      2.10       1.47
December..............          5.62       6.01        5.17       6.13         6.20      1.98       1.38

Prepayment Charges

            Approximately 89.99% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

Primary Mortgage Insurance and the Radian Lender-Paid PMI Policy

            All of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

            Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 30.00% of the Allowable Claim.

            The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

            With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.33% per annum to 1.79% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

            To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

Mortgage Loan Characteristics

            The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the sample mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class M Bonds and Class B Bonds" in this prospectus supplement.

            The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $300,000,797, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the mortgage loans are secured by first liens on the related mortgaged property.

            The average principal balance of the mortgage loans at origination was approximately $256,716. No mortgage loan had a principal balance at origination of greater than approximately $880,000 or less than approximately $63,700. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $256,630. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $878,201 or less than approximately $63,700.

            As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 3.375% per annum to approximately 9.500% per annum and the weighted average mortgage rate was approximately 5.494% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 360 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to November 1, 2002, or after August 1, 2003. Each of the mortgage loans will have a remaining term to maturity of 360 months as of the Cut-off Date. The latest maturity date of any mortgage loans is July 1, 2033.

            Approximately 53.08% of the mortgage loans have an initial interest only period of five years.

            The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan-to-value ratios at origination of the mortgage loans was approximately 78.88%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 18.61%.

            None of the mortgage loans are buydown mortgage loans.

            None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

            All of the mortgage loans have not reached their first adjustment date as of the Closing Date.

            Approximately 89.99% of the mortgage loans provide for prepayment charges.

            Approximately 14.71% and 11.24% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.96% per annum.

            Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                        Principal Balances at Origination

                                                                      Aggregate               Percentage of
                    Original                          Number of        Unpaid                 Cut-off Date
                 Mortgage Loan                        Mortgage        Principal                 Aggregate
             Principal Balances ($)                     Loans          Balance              Principal-Balance
------------------------------------------------     -----------    --------------          -----------------
 50,000.01    -    100,000.00...................          61        $    5,383,896                 1.79%
100,000.01    -    150,000.00...................         175            22,511,782                 7.50
150,000.01    -    200,000.00...................         193            33,953,734                11.32
200,000.01    -    250,000.00...................         202            45,773,176                15.26
250,000.01    -    300,000.00...................         209            57,294,348                19.10
300,000.01    -    350,000.00...................         100            32,284,684                10.76
350,000.01    -    400,000.00...................         101            38,163,999                12.72
400,000.01    -    450,000.00...................          46            19,504,101                 6.50
450,000.01    -    500,000.00...................          33            15,516,670                 5.17
500,000.01    -    550,000.00...................          15             7,803,372                 2.60
550,000.01    -    600,000.00...................          12             6,869,843                 2.29
600,000.01    -    650,000.00...................          11             6,933,991                 2.31
650,000.01    -    700,000.00...................           7             4,703,500                 1.57
700,000.01    -    750,000.00...................           1               710,500                 0.24
800,000.01    -    850,000.00...................           1               840,000                 0.28
850,000.01    -    900,000.00...................           2             1,753,201                 0.58
                                                       -----          ------------               ------
     Total                                             1,169          $300,000,797               100.00%
                                                       =====          ============               ======

            The average principal balance of the mortgage loans at origination was approximately $256,716.

                    Principal Balances as of the Cut-off Date

                                                                        Aggregate               Percentage of
                    Current                           Number of          Unpaid                 Cut-off Date
                 Mortgage Loan                        Mortgage          Principal                 Aggregate
             Principal Balances ($)                     Loans            Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
 50,000.01    -    100,000.00...................          61        $    5,383,896                   1.79%
100,000.01    -    150,000.00...................          175            22,511,782                   7.50
150,000.01    -    200,000.00...................          193            33,953,734                  11.32
200,000.01    -    250,000.00...................          202            45,773,176                  15.26
250,000.01    -    300,000.00...................          209            57,294,348                  19.10
300,000.01    -    350,000.00...................          100            32,284,684                  10.76
350,000.01    -    400,000.00...................          101            38,163,999                  12.72
400,000.01    -    450,000.00...................           46            19,504,101                   6.50
450,000.01    -    500,000.00...................           33            15,516,670                   5.17
500,000.01    -    550,000.00...................           15             7,803,372                   2.60
550,000.01    -    600,000.00...................           12             6,869,843                   2.29
600,000.01    -    650,000.00...................           11             6,933,991                   2.31
650,000.01    -    700,000.00...................            7             4,703,500                   1.57
700,000.01    -    750,000.00...................            1               710,500                   0.24
800,000.01    -    850,000.00...................            1               840,000                   0.28
850,000.01    -    900,000.00...................            2             1,753,201                   0.58
                                                        -----          ------------                 ------
     Total                                              1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $256,630.

                                 Mortgage Rates

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
               Mortgage Rates (%)                      Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
3.000   -   3.499...............................            4          $  1,146,000                   0.38%
3.500   -   3.999...............................           58            15,604,319                   5.20
4.000   -   4.499...............................          110            28,976,332                   9.66
4.500   -   4.999...............................          225            61,488,739                  20.50
5.000   -   5.499...............................          187            48,181,048                  16.06
5.500   -   5.999...............................          220            60,031,704                  20.01
6.000   -   6.499...............................          130            32,101,423                  10.70
6.500   -   6.999...............................           94            20,321,174                   6.77
7.000   -   7.499...............................           52            12,808,186                   4.27
7.500   -   7.999...............................           47            10,926,919                   3.64
8.000   -   8.499...............................           16             3,453,905                   1.15
8.500   -   8.999...............................           17             3,425,976                   1.14
9.000   -   9.499...............................            7             1,150,822                   0.38
9.500   -   9.999...............................            2               384,250                   0.13
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            The weighted average mortgage rate of the mortgage loans was approximately 5.494% per annum.

                              Next Adjustment Date

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
             Next Adjustment Date                      Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
 July 1, 2003...................................            1          $    154,980                   0.05%
 August 1, 2003.................................            3               417,324                   0.14
 September 1, 2003..............................            3               560,100                   0.19
 October 1, 2003................................           23             6,353,725                   2.12
 November 1, 2003...............................           99            28,418,398                   9.47
 December 1, 2003...............................          220            58,551,595                  19.52
 January 1, 2004................................           95            25,632,570                   8.54
 October 1, 2004................................            1               277,975                   0.09
 March 1, 2005..................................            7             1,649,276                   0.55
 April 1, 2005..................................           12             2,544,222                   0.85
 May 1, 2005....................................          112            25,796,597                   8.60
 June 1, 2005...................................          326            80,411,600                  26.80
 July 1, 2005...................................           93            21,812,975                   7.27
 March 1, 2006..................................            1               232,217                   0.08
 May 1, 2006....................................           13             4,181,623                   1.39
 June 1, 2006...................................           45            12,362,193                   4.12
 July 1, 2006...................................           23             5,093,440                   1.70
 April 1, 2008..................................            4               942,150                   0.31
 May 1, 2008....................................           28             8,481,647                   2.83
 June 1, 2008...................................           44            11,897,889                   3.97
 July 1, 2008...................................           16             4,228,300                   1.41
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the mortgage loans will be approximately 21 months.

                                  Gross Margin

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
           Range of Gross Margins (%)                  Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
1.500 - 1.749...................................            1          $    223,350                   0.07%
2.000 - 2.249...................................           11             2,844,097                   0.95
2.250 - 2.499...................................           32             9,180,760                   3.06
2.500 - 2.749...................................           76            19,796,396                   6.60
2.750 - 2.999...................................          337            88,181,657                  29.39
3.000 - 3.249...................................          351            89,627,543                  29.88
3.250 - 3.499...................................          145            36,811,198                  12.27
3.500 - 3.749...................................           77            21,086,650                   7.03
3.750 - 3.999...................................           30             7,091,500                   2.36
4.000 - 4.249...................................           22             4,850,794                   1.62
4.250 - 4.499...................................           35             8,270,436                   2.76
4.500 - 4.749...................................            2               461,628                   0.15
4.750 - 4.999...................................            7             1,946,235                   0.65
5.000 - 5.249...................................           18             4,497,594                   1.50
5.250 - 5.499...................................            7             1,343,538                   0.45
5.500 - 5.749...................................            3               848,269                   0.28
5.750 - 5.999...................................            4             1,100,501                   0.37
6.000 - 6.249...................................            3               686,805                   0.23
6.250 - 6.449...................................            2               379,722                   0.13
6.750 - 6.999...................................            4               463,722                   0.15
7.000 - 7.249...................................            1               106,045                   0.04
7.500 - 7.749...................................            1               202,357                   0.07
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            As of the Cut-off Date, the weighted average Gross Margin of the mortgage loans will be approximately 3.125% per annum.

                              Maximum Mortgage Rate

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
      Range of Maximum Mortgage Rate (%)               Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
   8.500 -  8.999...............................            2          $    580,262                   0.19%
   9.000 -  9.499...............................            7             1,989,657                   0.66
   9.500 -  9.999...............................           58            15,503,735                   5.17
  10.000 - 10.499...............................          107            28,647,755                   9.55
  10.500 - 10.999...............................          224            61,000,611                  20.33
  11.000 - 11.499...............................          184            47,319,444                  15.77
  11.500 - 11.999...............................          218            59,587,452                  19.86
  12.000 - 12.499...............................          121            30,226,595                  10.08
  12.500 - 12.999...............................           95            19,590,915                   6.53
  13.000 - 13.499...............................           55            14,002,110                   4.67
  13.500 - 13.999...............................           49            11,926,894                   3.98
  14.000 - 14.499...............................           13             2,576,263                   0.86
  14.500 - 14.999...............................           16             3,414,086                   1.14
  15.000 - 15.499...............................           12             2,292,934                   0.76
  15.500 - 15.999...............................            7             1,259,675                   0.42
  16.000 - 16.499...............................            1                82,410                   0.03
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the mortgage loans will be approximately 11.511% per annum.

                            Initial Fixed-Rate Period

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
           Initial Fixed-Rate Period                   Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
Six Months......................................          444          $120,088,693                  40.03%
Two Years.......................................          551           132,492,645                  44.16
Three Years.....................................           82            21,869,474                   7.29
Five Years......................................           92            25,549,986                   8.52
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

                                Initial Rate Cap

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
             Initial Rate Caps (%)                     Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
1.00............................................          437          $117,973,996                  39.32%
1.50............................................            7             2,114,697                   0.70
3.00............................................          725           179,912,105                  59.97
                                                        -----         -------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

                                Periodic Rate Cap

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
             Periodic Rate Caps (%)                     Loans            Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
1.00............................................        1,140          $293,714,411                  97.90%
1.50............................................           29             6,286,386                   2.10
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

                          Original Loan-to-Value Ratios

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
      Original Loan-to-Value Ratios (%)                Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
   15.01 -  20.00...............................            1          $    126,500                   0.04%
   20.01 -  25.00...............................            1               160,000                   0.05
   25.01 -  30.00...............................            4               939,000                   0.31
   30.01 -  35.00...............................            1               141,200                   0.05
   35.01 -  40.00...............................            6             1,425,410                   0.48
   40.01 -  45.00...............................            8             1,660,935                   0.55
   45.01 -  50.00...............................            8             2,532,405                   0.84
   50.01 -  55.00...............................           10             2,766,323                   0.92
   55.01 -  60.00...............................           23             6,406,365                   2.14
   60.01 -  65.00...............................           30             8,729,777                   2.91
   65.01 -  70.00...............................          141            42,647,084                  14.22
   70.01 -  75.00...............................           42             9,557,513                   3.19
   75.01 -  80.00...............................          558           144,697,808                  48.23
   80.01 -  85.00...............................           24             6,628,899                   2.21
   85.01 -  90.00...............................          197            47,281,585                  15.76
   90.01 -  95.00...............................          105            22,582,553                   7.53
   95.01 -100.00................................           10             1,717,440                   0.57
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 18.61% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 78.88%.

                                 Occupancy Types

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
                Occupancy Type                         Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
Owner Occupied..................................          946          $248,539,162                  82.85%
Non-Owner Occupied..............................          195            44,750,217                  14.92
Second Home.....................................           28             6,711,418                   2.24
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            Occupancy type is based on the representation of the borrower at the time of origination.

                  Mortgage Loan Program and Documentation Type

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
     Loan Program and Documentation Type               Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
Progressive Series Program (Full
Documentation)..................................          246          $ 58,448,679                  19.48%
Progressive Series Program (Limited)
(Stated) Documentation).........................          436           117,237,850                  39.08
Progressive Express(TM) Program (Non
Verified Assets)................................          216            52,369,911                  17.46
Progressive Express(TM) Program
(Verified Assets)...............................          202            54,579,366                  18.19
Progressive Express(TM) No Doc
Program (No Documentation)......................           52            12,968,490                   4.32
Progressive Series Program (Lite
Income/Stated Asset Documentation)..............            1               106,045                   0.04
Progressive Express(TM) Program No
Doc Program (Verified Assets)...................           15             3,940,457                   1.31
Progressive Series Program (Full
Income/Stated Asset Documentation)..............            1               350,000                   0.12
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            See "--Underwriting Standards" below for a detailed description of the Seller's loan programs and documentation requirements.

                                 Risk Categories

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
                   Credit Grade                        Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
A+(1)...........................................          405          $105,284,930                  35.09%
A(1)............................................          274            73,596,883                  24.53
A-(1)...........................................           22             5,598,813                   1.87
B(1)............................................            5             1,353,270                   0.45
C(1)............................................            4               463,722                   0.15
CX(1)...........................................            1               237,680                   0.08
Progressive Express(TM) I(2)....................          231            56,978,985                  18.99
Progressive Express(TM) II(2)...................          190            47,200,606                  15.73
Progressive Express(TM) III(2)..................           17             4,890,389                   1.63
Progressive Express(TM) IV(2)...................            7             1,372,329                   0.46
Progressive Express(TM) V(2)....................           11             2,844,842                   0.95
Progressive Express(TM) VI(2)...................            2               178,347                   0.06
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

----------------------

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B, C and CX correspond to Progressive Series I+, I and II, III and III+, IV, V, and VI, respectively. All of the mortgage loans originated pursuant to the Express Priority Refi Program have been placed in Progressive Express Programs II and III.

(2) These mortgage loans were originated under the Seller's Progressive ExpressTM Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

See "--Underwriting Standards" below for a description of the Seller's risk categories.

                                 Property Types

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
                 Property Type                         Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
Single-Family...................................          721          $186,032,241                  62.01%
De Minimis PUD..................................          172            47,370,836                  15.79
Condominium.....................................          162            34,910,926                  11.64
Two- to Four-Family.............................           51            15,209,979                   5.07
Planned Unit Development........................           43            10,508,196                   3.50
Hi-Rise.........................................           17             5,426,452                   1.81
Townhouse.......................................            3               542,168                   0.18
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

                 Geographic Distribution of Mortgaged Properties

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
                     State                             Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
California......................................          749          $211,541,683                  70.51%
Colorado........................................           38             9,319,589                   3.11
Florida.........................................          134            25,889,810                   8.63
Other (less than 3% in any one state)...........          248            53,249,715                  17.75
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            No more than approximately 0.83% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) are secured by mortgaged properties located in any one zip code.

                                  Loan Purposes

                                                                        Aggregate               Percentage of
                                                      Number of          Unpaid                 Cut-off Date
                                                      Mortgage          Principal                 Aggregate
                  Loan Purpose                         Loans             Balance              Principal-Balance
------------------------------------------------    -------------    ----------------       ----------------------
Purchase........................................          717          $180,131,965                  60.04%
Cash-Out Refinance..............................          319            86,523,494                  28.84
Rate and Term Refinance.........................          133            33,345,338                  11.12
                                                        -----          ------------                 ------
     Total......................................        1,169          $300,000,797                 100.00%
                                                        =====          ============                 ======

            In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.